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                                                                   Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of Orange & Rockland Utilities, Inc. of our report dated February 5, 1998, included in Orange & Rockland Utilities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

                                                     ARTHUR ANDERSEN LLP

New York, New York
February 12, 1999